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                       SECURITIES AND EXCHANGE COMMISSION

                              Washington, DC 20549

                                   ----------

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported): June 24, 2004

                        CIT Equipment Collateral 2004-EF1
             (Exact name of registrant as specified in its charter)

                                    Delaware
                 (State or other jurisdiction of incorporation)

      333-53688-04                                            N/A
(Commission File Number)                       (IRS Employer Identification No.)

                    c/o Deutsche Bank Trust Company Delaware
                           1011 Centre Road, Suite 200
                           Wilmington, Delaware 19805
              (Address of principal executive offices and zip code)

       Registrant's telephone number, including area code: (212) 250-2946

                                       N/A

         (Former name or former address, if changed since last report.)



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Item 2. Acquisition or Disposition of Assets.

          On June 24, 2004, NCT Funding Company, L.L.C. (the "Company") sold $141,000,000 aggregate principal amount of Class A-1 1.63% Receivable-Backed Notes, $90,000,000 aggregate principal amount of Class A-2 2.57% Receivable-Backed Notes, $172,276,000 aggregate principal amount of Class A-3 3.50% Receivable-Backed Notes, $16,992,000 aggregate principal amount of Class B 2.99% Receivable-Backed Notes, $16,992,000 aggregate principal amount of Class C 4.14% Receivable-Backed Notes and $15,859,654 aggregate principal amount of Class D 4.68% Receivable-Backed Notes (the "Notes"). The Notes have the benefit of certain funds deposited in a reserve account established pursuant to a Pooling and Servicing Agreement annexed hereto as Exhibit 4.3 (the "Pooling and Servicing Agreement"). The Notes were offered for sale to the public pursuant to a Prospectus Supplement dated June 16, 2004 to the Prospectus dated June 15, 2004 (the "Prospectus").

          The Notes represent obligations of CIT Equipment Collateral 2004-EF1 (the "Trust"). The Trust was created pursuant to a Trust Agreement annexed hereto as Exhibit 4.2 (the "Trust Agreement"). The Notes were issued pursuant to an Indenture (the "Indenture") annexed hereto as Exhibit 4.1.

          The property of the Trust primarily consists of a pool of commercial equipment lease contracts, loan and security agreements and financing arrangements consisting of true leases and finance leases for the lease/purchase of construction equipment, transportation equipment, manufacturing equipment and printing equipment and various other equipment (the "Contracts") and certain other property described in the Prospectus, including, without limitation, $13,593,590 which was deposited in the reserve collateral account (retained from the proceeds of the sale of the Notes pursuant to the Indenture).

          Capitalized terms used herein and not otherwise defined shall have the meanings ascribed to them in the Pooling and Servicing Agreement.

Item 7. Financial Statements and Exhibits.

(c)  Exhibits.

          The following are filed herewith. The exhibit numbers correspond with
Item 601(b) of Regulation S-K.

Exhibit No.   Description
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
    1.1       Underwriting Agreement among NCT Funding Company, L.L.C., CIT
              Financial USA, Inc. and Citigroup Global Markets, Inc. and Credit
              Suisse First Boston LLC, each on behalf of itself and as
              representative of the several underwriters, dated June 15, 2004.

    4.1 Indenture between the CIT Equipment Collateral 2004-EF1 as Issuer and JPMorgan Chase Bank as Indenture Trustee, dated as of May 1,
              2004.

    4.2       Amended and Restated Trust Agreement between NCT Funding Company,
              L.L.C. as Trust Depositor and Deutsche Bank Trust Company Delaware as Owner Trustee, dated as of May 1, 2004.

    4.3       Pooling and Servicing Agreement among CIT Equipment Collateral
              2004-EF1 as Issuer, NCT Funding Company, L.L.C. as Depositor, CIT
              Financial USA, Inc. in its individual capacity



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
              and The CIT Group/Equipment Financing, Inc. as Servicer, dated as of May 1, 2004.

    10.1 Administration Agreement among CIT Equipment Collateral 2004-EF1 as Issuer, The CIT Group/Equipment Financing, Inc., as
              Administrator, NCT Funding Company, L.L.C. as Trust Depositor, and
              JPMorgan Chase Bank as Indenture Trustee, dated as of May 1, 2004.



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                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        CIT EQUIPMENT COLLATERAL 2004-EF1

                                        By: THE CIT GROUP/EQUIPMENT FINANCING,
                                            INC., as Servicer


                                        By: /s/ Usama Ashraf
                                            ------------------------------------
                                            Name:  Usama Ashraf
                                            Title: Vice President

Dated: July 2, 2004


                           STATEMENT OF DIFFERENCES

The section symbol shall be expressed as................................... 'SS'